UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 933-6050
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 31, 2008, Legend Media, Inc. (the "Company") and William Lee terminated Mr. Lee's relationship as the Chief Operating Officer of the Company.

Additionally, on November 17, 2008, Richard Vogel resigned from the board of directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.

Date: November 21, 2008	By:	/s/ JEFFREY DASH
Jeffrey Dash
Chief Executive Officer